Exhibit 10.2

SCHEDULE TO MASTER LOAN AND SECURITY AGREEMENT

SCHEDULE NO. 002 DATED SEPTEMBER 6, 2016 TO MASTER LOAN AND SECURITY AGREEMENT NO. 4180 DATED MARCH 31, 2016

Lender:	Borrower:
PEOPLE'S CAPITAL AND LEASING CORP.	RANOR, INC
850 MAIN STREET, BC-03	1 BELLA DRIVE
BRIDGEPORT, CT 06604	WESTMINSTER, MA 01473

Lender and Borrower have entered into a Master Loan and Security Agreement No. 4180 dated March 31, 2016 (the "Master Loan Agreement') which is incorporated herein and this is a Schedule to the Master Loan Agreement. All terms used herein which are defined in the Master Loan Agreement and not otherwise specifically defined herein shall have the same meanings as set forth in the Master Loan Agreement.

1.    THE LOAN AND LOAN REPAYMENT. Pursuant to the Master Loan Agreement, Lender agrees to lend to Borrower the sum of Three Hundred Sixty Five Thousand, Eight Hundred Fifty Two  and 00/100 ($365,852.00) Dollars. Borrower agrees to repay the Loan in successive installments (which installment payments are inclusive of interest) as set forth in the following payment schedule:

PAYMENT SCHEDULE
ADVANCE PAYMENT	NUMBER OF PERIODIC INSTALLMENT(exclusive of Advance Payment) PAYMENTS AND PAYMENT PERIOD	INSTALLMENT AMOUNT PER PERIODIC PAYMENT PERIOD
N/A	Sixty (60) Monthly	$ 7,398.91

Commencement Date:	Security Deposit (if any):	N/A
Equipment Location:	1 Bella Drive, Westminster, MA 01473
Special Provisions: (if any):

2.  EQUIPMENT AND SECURITY INTEREST. As provided in the Master Loan Agreement, Borrower gives and grants to the Lender a security interest in the Equipment and other property ("Collateral") described in the attached Schedule A as security for its obligations under this Schedule and the Master Loan Agreement.

3. DISBURSEMENT OF PROCEEDS. Borrower hereby authorizes Lender to disburse the Loan proceeds as follows:

$365,852.00	To: Ranor, Inc
$365,852.00	TOTAL PROCEEDS

4. SEE PAYMENT ADJUSTMENT RIDER ATTACHED AND INCORPORATED BY REFERENCE.

The Loan consisting of this Schedule (including the provisions of the Master Loan Agreement incorporated herein) and all riders and supplements to this Schedule constitutes a separate and distinct Loan from any other Schedule to the Master Loan Agreement. Unless otherwise expressly provided, only one original of this Schedule shall be executed and such original together with a copy of the Master Loan Agreement shall constitute the original loan chattel paper. By its execution and delivery of this Schedule, Borrower hereby reaffirms all of the warranties and representations contained in the Master Loan Agreement as of the date hereof and further warrants and represents to the Lender that no Event of Default has occurred and is continuing as of the date hereof. This Schedule shall not be in effect until accepted by Lender at its Bridgeport, CT office.

ACCEPTED AT LENDER'S BRIDGEPORT, CT OFFICE

PEOPLE'S CAPITAL AND LEASING CORP.		RANOR, INC

BY:	/s/ Melissa A. Curtis	BY:	/s/ Tom Sammons
TITLE:	Vice President	TITLE:	CFO